                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

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                                   FORM 8-K/A


                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  April 28, 1998
                                --------------
                       Choice Hotels International, Inc.
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              (Exact Name of Registrant as Specified in Charter)


                 Delaware                                  52-1209792
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        (State or Other Jurisdiction                      (IRS Employer
             of Incorporation)                         Identification No.)


                              10750 Columbia Pike
                        Silver Spring, Maryland  20901
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                   (Address of Principal Executive Offices)


                                (301) 979-5000
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             (Registrant's telephone number, including area code)
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ITEM 5.   Other Events
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     Choice Hotels International, Inc. ("Choice" and, together with its subsidiaries, the "Company") deems the information attached hereto as Exhibit 99.1, and incorporated herein by reference, to be of importance to its security holders, as it provides calendarized unaudited financial information for the year ended December 31, 1997 on a quarterly basis and calendarized unaudited financial information for the year ended December 31, 1996. This reclassification does not require any amendments to the Company's reports filed under the Securities Exchange Act of 1934, as amended.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits
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          99.1    Choice Hotels International, Inc. Consolidated
                  Statement of Income for the twelve months ended December 31, 1997 and for the twelve months ended December 31, 1996 and the three months ended March 31, 1997, June 30, 1997, September 30, 1997 and December 31, 1997.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Choice Hotels International, Inc.



                              By:  /s/ Donald H. Dempsey
                                   -------------------------
                                   Donald H. Dempsey
                                   Executive Vice President,
                                   Chief Financial Officer
                                   and Treasurer

Date:  April 28, 1998

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